Old Mutual Advisor Funds

PROSPECTUS

CLASS A AND CLASS C SHARES

April 30, 2006 (as revised May 9, 2006)

Old Mutual Analytic Defensive Equity Fund

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved the Fund’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

AN INTRODUCTION TO THE OLD MUTUAL ADVISOR FUNDS® AND THIS PROSPECTUS

Old Mutual Advisor Funds (the “Trust”) provides a convenient and economical means of investing in professionally managed portfolios of securities, called mutual funds. This Prospectus offers Class A and Class C shares of Old Mutual Analytic Defensive Equity Fund (the “Fund”).

The Fund is generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. The Fund may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. The Fund also may not be suitable for investors who require regular income or stability of principal.

Investment Advisor

Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Advisor”) is the investment advisor to the Fund. Old Mutual Capital has retained Analytic Investors, Inc. (“Analytic” or the “Sub-Advisor”) to assist in managing the Fund. For information about Analytic, see “The Advisor & Sub-Advisor - The Sub-Advisor” section of this Prospectus.

This Prospectus contains important information you should know before investing in the Fund and as a shareholder in the Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Fund, please refer to the back cover of this Prospectus.

[On side panel: What the Fund Is — And Isn’t

The Fund is a mutual fund — a pooled investment that is professionally managed and provides the opportunity to participate in financial markets. The Fund strives to meet its stated goal, although, as with all mutual funds, it cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

An investment in the Fund is not a bank deposit. It is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.]

FUND SUMMARY

Old Mutual Analytic Defensive Equity Fund

Investment Objective and Main Investment Strategies

The Fund seeks to obtain a greater long-term return and smaller fluctuations in quarterly total return from a diversified, hedged common stock fund than would be realized from the same fund unhedged. The Fund may change its investment objective without shareholder approval.

To pursue its objective, the Fund normally invests in a combination of stocks, debt securities, and derivative instruments. The Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice.

Equity Strategy. The Fund may invest in long and short positions of publicly traded equity securities. The Fund buys securities “long” that the Sub-Advisor believes will outperform and sells securities “short” that the Sub-Advisor believes will underperform. The Fund intends to take long and short equity positions that may vary over time based on the Sub-Advisor’s assessment of market conditions and other factors. The Fund’s long equity exposure is ordinarily expected to range from 80% to 130% and its short equity exposure from 0% to 70% of the Fund’s net assets, excluding cash. The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the option strategy and may during these periods hold a substantial portion of the Fund’s total assets in high quality short-term debt securities, cash, or cash equivalents.

[On side panel: Selling Short.

When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.]

Option Strategy. The Sub-Advisor may utilize options in an attempt to generate gains from option premiums, enhance distributions payable to the Fund’s shareholders, and reduce overall portfolio risk. The Fund’s option strategy primarily focuses on the use of writing and selling call options on equity indexes. The Fund intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund’s use of written call options may vary over time based on the Sub-Advisor’s assessment of market conditions and other factors (such that it may range from 0% to 100% of net assets). For these purposes, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option.

Buying and selling options. The Fund may buy and sell options, which are agreements that give an investor the right to buy or sell an asset at an agreed upon price in the future. Options may be used to protect the Fund’s investments against changes resulting from market conditions (a practice called “hedging”) or to generate income. The Sub-Advisor bases its hedging decisions on estimates of the fair value and expected contribution made by an option to the overall expected return of the Fund.

Writing covered call options. The Fund may also write covered call options to generate income. When the Fund writes a covered call option, the Fund sells the right to purchase a security on or before a predetermined date in the future in return for a premium. The Fund owns a sufficient amount of the underlying shares to cover its potential obligation to deliver shares should the buyer exercise its right to purchase the shares.

Use of ‘‘broadbased’’ equity indexes. The Fund may sell call options on equity indexes, such as the S&P 500 Index, as well as on narrower market indexes or on indexes of securities of companies in a particular industry or sector, including (but not limited to) financial services, technology, pharmaceuticals, and consumer products. When using index options, the Sub-Advisor will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund’s equity portfolio.

[On side panel: Options

The Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future. Options may be used to protect the Fund’s investments against changes resulting from market conditions (a practice called “hedging”) or to generate income.

Covered Call Options - Collecting a Premium. When the Fund writes a covered call option, the Fund sells the right to purchase a security on or before a predetermined date in the future in return for a fee, or “premium.” The premium is paid at the time the option is purchased, and is not refundable to the buyer regardless of what happens to the stock price. Premiums received for writing call options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes, or a decrease in the price volatility of the underlying securities on which the call options are written.

If the Option is Exercised. The buyer of an option may elect to exercise the option at the exercise price at any time before the option expires. The Fund is then obligated to deliver the underlying shares (or the cash if the option is on an equity index) at that price. Options are normally exercised if the market price of the security exceeds the exercise price of the option.

If the Option Expires. If the market price of the security does not exceed the exercise price, the call option will likely expire without being exercised. The Fund keeps the premium. The Fund may continue to hold the underlying stock or may sell the position.]

Other Derivative Strategies. In addition to the option strategy, the Fund may use other derivative strategies for a variety of purposes, including to:

•	hedge against market and other risks in the portfolio;
•	manage cash flows;
•	maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark, with reduced transaction costs; and
•	enhance investment returns, a strategy that may be considered speculative.

The Sub-Advisor may engage in asset allocation strategies involving sectors by purchasing or selling futures contracts on U.S. and foreign securities indexes and other assets.

Futures contracts and related options. The Sub-Advisor may use futures contracts in an attempt to enhance the Fund’s investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund’s portfolio. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

Forward contracts. The Fund may also purchase or sell forward contracts on foreign currencies. A forward contract on a foreign currency provides for the purchase or sale of foreign currency at an exchange rate established at the time of entering the contract but with payment and delivery at a future time.

In addition to the instruments noted above, the Fund may use a variety of other derivative instruments for hedging or risk management purposes or as part of its investment strategies, including options on futures contracts and swap agreements with respect to securities, indexes, and currencies.

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisor may misgauge that worth.

Short Sales Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Segregated Account Risk. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Covered Call Options Risk. Investments in covered calls involve certain risks. These risks include:

•

Limited Gains. By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

•

Lack of Liquidity for the Option. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•

Lack of Liquidity for the Security. The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

Tax Consequences. The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions, or reorganizations) may force it to realize capital gains or losses at inopportune times.

Derivatives Risk. Derivatives, including options, futures contracts, and options related to futures contracts, are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objectives and to realize profits or limit losses.

Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. The Fund uses this leverage as a means of enhancing returns without increasing its investment. This is referred to as “leverage.” Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. The Fund’s use of derivatives may be considered speculative.

Leverage Risk. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value greater than without the use of leverage. This could result in increased volatility of returns.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Performance Information

The tables below illustrate the variability of the Fund’s returns by giving some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.

The Fund’s past performance both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect.

On December 9, 2005, the Fund acquired substantially all the assets and liabilities of the Analytic Defensive Equity Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”). On June 24, 2002, the Predecessor Fund acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund, a series of UAM Funds, Inc. II. Analytic used substantially similar strategies and policies to manage both funds.

Annual Total Returns as of 12/31/05

Performance is based on the performance of the Predecessor Fund’s Institutional Class shares, which has been adjusted to reflect the service fee of the Fund’s Class A shares. The Fund’s Class Z shares, which are offered by a separate prospectus, are the successor class of the Predecessor Fund’s Institutional Class. The table does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

14.05%	17.43%	27.05%	19.71%	(7.66)%	(3.30)%	(13.22)%	21.73%	8.23%	8.51%
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

During the periods shown in the table, the highest return for a quarter was 15.87% (quarter ending 12/31/98) and the lowest return for a quarter was (9.86%) (quarter ending 06/30/02).

Average Annual Total Returns as of 12/31/05

The average annual total returns table compares average annual total returns of the Predecessor Fund’s Institutional Class shares, reduced to reflect the distribution and service fees of the Fund’s Class A and Class C shares, to those of a broad-based securities market index. The Fund’s Class Z shares, which are offered by a separate prospectus, are the successor class of the Predecessor Fund’s Institutional Class. The table reflects the highest initial sales charge for Class A shares and the contingent deferred sales charge for Class C shares, assumes that you sell your shares at the end of the period, and assumes that you reinvest all of your dividends and distributions. Returns are based on past results and are not an indication of future performance.

	1 Year	5 Years	10 Years
Class A *
Returns Before Taxes	8.51%	3.71%	8.48%
Returns After Taxes on Distributions [1]	7.13%	3.02%	5.69%
Returns After Taxes on Distributions and Sale of Fund Shares [1]	5.91%	2.84%	5.80%
Class C *
Return Before Taxes	13.30%	3.96%	8.20%
S&P 500 Composite Index [2]	4.91%	0.54%	9.07%

_________________________

*	The Predecessor Fund began offering Class A and Class C shares on March 31, 2005.

[1]

After tax-returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. Class C shares have different after-tax performance.

[2]

The S&P 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks, and 20 transportation stocks. The Index reflects the reinvestment of dividends but does not reflect fees, brokerage commissions, taxes, or other expenses of investing. The Index is not intended to imply the Fund’s past or future performance. A direct investment in the Index is not possible.

Fees and Expenses

This table summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

Fees and Expenses Table

	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None [1]	1.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption/Exchange Fee [2] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	None	0.75%
Other Expenses Dividend Expense on Short Sales Service Fees Other Operating Expenses Total Other Expenses	0.41% 0.25% 0.30% 0.96%	0.35% 0.25% 0.27% 0.87%
Total Operating Expenses	1.91%	2.57%
Fee Waivers and/or Expense Reimbursement [3]	(0.46)%	(0.37)%
Net Operating Expenses	1.45%	2.20%

_________________________

[1]

If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (“CDSC”) at the time of redemption.

[2]	Imposed on redemption within 10 calendar days of purchase.

[3]

Old Mutual Capital has contractually agreed to waive advisory fees or absorb Fund expenses as necessary to maintain the Fund’s total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) at the levels shown above through December 8, 2007. To the extent that the Advisor waives advisory fees or absorbs operating expenses of the Fund, the Advisor may seek payment of such waived fees or reimbursement of such absorbed expenses within two fiscal years after the fiscal year in which fees were waived or expenses were absorbed, so long as the Fund’s assets are greater than $75 million, such payment or reimbursement does not cause the Fund’s net expenses to exceed the levels shown above and the payment or reimbursement was approved by the Board of Trustees.

Example

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only. The 1-year example and the first two years of the 3-year, 5-year, and 10-year examples are based on net operating expenses with fee waivers and/or expense reimbursements. The 3-year, 5-year, and 10-year examples are based on total operating expenses without fee waivers and/or expense reimbursements for each year after year two.

	1 Year	3 Years	5 Years	10 Years
Class A	$714	$1,054	$1,464	$2,607
Class C with redemption without redemption	$323 $223	$727 $727	$1,297 $1,297	$2,848 $2,848

MORE ABOUT THE FUND

Portfolio Holdings Disclosure

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information (the “SAI”). The back cover of this Prospectus explains how you can get a copy of the SAI. The Fund’s portfolio holdings as of a period end are publicly disclosed four times per year with the Securities and Exchange Commission (“SEC”) on Form N-CSR or Form N-Q. These reports are available, free of charge, on the SEC’s website at www.sec.gov.

Other Investment Strategies and Risks

In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this Prospectus does not describe. The SAI contains more detailed information about the Fund’s investment policies and risks.

Foreign Securities. While the Fund generally emphasizes investments in securities traded in the U.S., a Fund may invest in foreign-traded securities. The Fund may invest up to 20% of its total assets in foreign securities. Foreign securities refer to securities of issuers, wherever organized, that have their principal business activities outside of the United States and are not traded in the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign securities include European Depository Receipts (“EDRs”). EDRs are similar to ADRs, which are described below, except that they are typically issued by European banks or trust companies.

ADRs. The Fund may invest in American Depository Receipts and American Depository Shares (collectively, “ADRs”). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. ADRs are not considered foreign securities for purposes of the limitations stated above under Foreign Securities.

Fixed Income Securities. While the Fund generally emphasizes investments in equity securities such as common and preferred stocks, it also may invest in investment grade fixed income securities. Fixed income securities in which the Fund might invest include bonds, debentures, and other corporate or government obligations. The price of a fixed income security may fall as a result of adverse events involving the issuer of the security, changes in the interest rates or other adverse economic or political events. Fixed income securities may not deliver their expected yield as a result of the factors listed above.

Securities That Are Not Readily Marketable. The Fund may invest up to 15% of its net assets in securities that are not “readily marketable.” A security is not readily marketable, or “illiquid,” if it cannot be sold within 7 days in the ordinary course of business for approximately the amount at which it is valued on the books of the Fund. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Trust’s Board of Trustees (the “Board”), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit. Investments in illiquid securities, which may include restricted securities, involve higher risks because the Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, the Fund may have to bear the expense associated with registering the shares with the SEC and incur delays in selling the security.

Securities of Other Investment Companies. The Fund may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of

1940. The Fund’s purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of the Fund’s assets may be invested in temporary defensive instruments that may be inconsistent with the Fund’s principal investment strategies in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. Government securities, or repurchase agreements. The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. The Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

Portfolio Turnover. The Fund’s active management may result in the Fund’s Sub-Advisor frequently buying and selling securities, which could increase the Fund’s portfolio turnover rate and transaction costs, such as brokerage commissions. Increased transaction costs could detract from the Fund’s performance. In addition, the sale of the Fund’s portfolio holdings may generate capital gains, which, when distributed, may be taxable to you.

THE ADVISOR AND SUB-ADVISOR

The Advisor

Old Mutual Capital, Inc., located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, is the investment advisor for the Fund. The Advisor was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. (“OMUSH”), which is a wholly owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm.

The Advisor oversees the operations of the Fund and monitors the performance of the Sub-Advisor. The Board supervises the Advisor and Sub-Advisor and establishes policies that the Advisor and the Sub-Advisor must follow in their day-to-day investment management activities.

For its services to the Fund, the Advisor will receive, on an annual basis, a management fee equal to 0.95% of the Fund’s average daily net assets.

The investment advisory fee paid by the Fund is higher than those paid by most investment companies, although the Advisor believes the fee to be comparable to those paid by investment companies with similar investment objectives and policies.

The Sub-Advisor

Analytic Investors, Inc., a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, is the investment sub-advisor to the Fund and an affiliate of OMUSH. The Sub-Advisor was selected by the Advisor, subject to the Board’s approval, to manage the Fund’s investment portfolio. For the services provided and expenses incurred pursuant to the investment sub-advisory agreement, the Sub-Advisor will receive fees payable by the Advisor on an annual basis equal to 0.70% of the Fund’s daily net assets.

A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreements is available in the Fund’s annual report to shareholders for the period ended December 31, 2005.

The Portfolio Managers

The portfolio management team at the Sub-Advisor consists of portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in portfolio management. The following summarizes the experience of each member of the Sub-Advisor’s portfolio management team primarily responsible for investing the assets of the Fund. Unless otherwise noted, each individual listed below has served in his or her current position for the last five years.

Name	Experience
Harindra de Silva, Ph.D., CFA (Co-Manager)	President and Portfolio Manager, Analytic.
Dennis M. Bein, CFA (Co-Manager)	Chief Investment Officer and Portfolio Manager, Analytic.
Gregory McMurran (Co-Manager)	Chief Investment Officer and Portfolio Manager, Analytic.
Scott Barker, CFA (Co-Manager)	Portfolio Manager, Analytic.

Robert Murdock, Ph.D., CFA (Co-Manager)	Portfolio Manager, Analytic.
Steven Sapra, CFA (Co-Manager)	Portfolio Manager, Analytic.

For more information on the Fund’s portfolio managers, their compensation, other accounts managed by them, and their ownership of Fund shares, please see the SAI.

YOUR INVESTMENT

Your Share Price

The price you pay for a share of the Fund and the price you receive upon selling or redeeming a share of the Fund is called the net asset value (“NAV”). NAV per share class of the Fund is calculated by dividing the total net assets of each class by the total number of the class’ shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Fund’s transfer agent or other Fund agents. The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance.

If the Fund invests in another investment company, the Fund’s NAV is based in part on the NAV of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

The Fund may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers (“Financial Intermediaries”) that may include the Fund as an investment alternative in the programs they offer or administer. Financial Intermediaries and the Fund may reserve the right not to accept customer orders that are incomplete or otherwise not in “good order.” Financial Intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to the Fund or an affiliate of the Fund in a timely manner. The Fund will be deemed to have received a purchase or redemption order from a Financial Intermediary when the Financial Intermediary, or its authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after such order is unconditionally accepted by a Financial Intermediary or its designee.

Valuing Portfolio Securities

The Fund uses pricing services to determine the market value of the securities in its portfolio. The Fund generally uses the market value of securities as of the close of regular trading on the NYSE to value equity securities held in the Fund’s portfolio. Short-term investments are priced at amortized cost, which approximates market value.

If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board. The valuation assigned to fair valued securities for purposes of calculating the Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which the Fund could sell the fair valued security and may not always result in a more accurate NAV.

The Board has determined to fair value on a daily basis foreign securities traded outside of the Western Hemisphere to, among other things, avoid stale prices, make the Fund less attractive to market timers, and take into account any significant events occurring after the close of a foreign market in those regions. While fair value pricing cannot eliminate the possibility of short-term trading, we believe it helps to protect the interests of the Fund’s long-term shareholders.

Foreign securities may trade in their local markets on days the Fund is closed. Those transactions and changes in the value of the Fund’s securities holdings on such days may affect the value of the Fund’s shares on days when you will not be able to purchase, exchange, or redeem shares. If the Fund holds securities quoted in foreign currencies it translates that price into U.S. dollars at current exchange rates.

Policy Regarding Excessive or Short-Term Trading

While the Fund provides shareholders with daily liquidity, the Fund is intended to be a long-term investment vehicle and is not designed for investors who engage in excessive short-term trading activity, market-timing, or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of the Fund’s shares may:

•	cause the Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;
•	force the Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;
•	increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in or out; or
•	dilute the value of Fund shares held by long-term shareholders.

The Fund, the Advisor, and their agents, will not knowingly permit investors to excessively trade the Fund, although no guarantees can be made that we will be able to identify and restrict all such trading in the Fund. Purchase and sale orders may be received through Financial Intermediaries. The Advisor and its agents cannot always know or reasonably detect short-term trading through these Financial Intermediaries, or through the use of omnibus accounts by Financial Intermediaries.

To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.

A fund that invests in overseas markets is subject to the risk of time-zone arbitrage, which attempts to take advantage of time zone differences in various countries. Time-zone arbitrage is a form of market-timing. The Board has adopted, and the Advisor and its agents have implemented, the following tools to discourage short-term trading in the Fund, including time-zone arbitrage:

•	trade activity monitoring;
•	trading guidelines;
•	redemption/exchange fee; and
•	fair value pricing.

Each of these tools is described in more detail below. Although they are designed to discourage short-term trading, none of these tools alone nor all of them taken together can eliminate the possibility that short-term trading activity in the Fund will occur. Moreover, each of these tools, other than the redemption/exchange fee, involves judgments that are inherently subjective. The Advisor and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests. For purposes of applying these tools, the Advisor and its agents may consider an investor’s trading history in the Fund, other Funds, and accounts under common ownership, influence, or control. The Advisor and the Fund may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

Trade Activity Monitoring

The Advisor and its agents monitor selected trades based on a shareholder’s trading activity and history in an effort to detect short-term trading activities. If, as a result of this monitoring, the Advisor, or one of its agents, determines that a shareholder has engaged in short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder’s account. Determining whether a shareholder has engaged in short-term trading involves judgments that are inherently subjective. In making such judgments, the Advisor and its agents seek to act in a manner that they believe is consistent with the best interests of long-term Fund shareholders.

The ability of the Advisor and its agents to monitor trades that are placed by the underlying shareholders of Financial Intermediaries is limited. Financial Intermediaries often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. The Advisor and its agents generally rely on the cooperation, willingness, ability, and rights of Financial Intermediaries to monitor trading activity in omnibus accounts and enforce the Fund’s short-term trading policy on shareholders in such accounts. There is no assurance that the Financial Intermediaries will in all instances cooperate with the Advisor and its agents in monitoring trading activity or enforcing the excessive short-term trading policy. The Advisor and its agents, however, will attempt to apply the excessive short-term trading policy uniformly to all Financial Intermediaries.

Trading Guidelines

If a shareholder exceeds four exchanges out of the Fund per calendar year or if the Fund, the Advisor, or one of their agents determines that a shareholder’s short-term trading activity is detrimental to Fund shareholders (regardless of whether or not the activity exceeds these guidelines), the Fund will not knowingly accept any additional purchase and exchange orders from such shareholder. The Fund and the Advisor and its agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, for legitimate trading purposes, and consistent with the best interests of long-term shareholders. Using the proceeds from the redemption of shares of one of the Trust’s series funds to purchase shares of one or more other series funds of the Trust is considered a single exchange. The Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide long-term asset allocation program.

Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part. Transactions accepted by a Financial Intermediary in violation of our short-term trading policy are not deemed accepted by the Fund and may be cancelled or revoked. The Advisor may also suspend or terminate a shareholder’s exchange privileges if a shareholder engages in a disruptive pattern of exchanges. The Advisor and the Fund also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities rather than cash.

Redemption/Exchange Fee

The Fund (except in those cases noted below) will impose a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Fund within 10 calendar days of purchase. The Fund will impose a redemption/exchange fee to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, the Advisor assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The Fund charges the redemption/exchange fee to discourage market-timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange.

The Fund will not charge the 2.00% redemption/exchange fee on transactions involving the following:

1.	total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that do not have the systematic capability to process the fee;

2.

total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that have negotiated pre-existing legal covenants and agreements with the Fund to waive or not to impose the fee;

3.	total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Fund or a Financial Intermediary;

4.	redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;

5.	redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

6.	redemptions initiated by the Fund, as permitted in this Prospectus.

The Fund’s goal is to apply the redemption/exchange fee to all shares of the Fund regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain Financial Intermediaries and preexisting contrary legal covenants and agreements with Financial Intermediaries.

Fair Value Pricing

As discussed above, the Trust has adopted fair value pricing procedures, including the daily fair valuation of certain foreign securities. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to long-term shareholders.

Choosing a Share Class

The Fund has four classes of shares, two of which, Class A and Class C, are offered by this Prospectus. Each class represents investments in the same portfolio of securities and has the same rights and privileges as the other share classes of the Fund, except that: (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940; (iii) each class may be subject to different service fees, which, if applicable, are paid pursuant to a Service Plan adopted under Rule 12b-1 of the Investment Company Act of 1940; (iv) exchanges are not permitted between the various share classes but only among the same class; and (v) each class may have exclusive voting rights with respect to matters affecting only that class. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you.

Below is a summary of certain features of Class A and Class C shares:

	Class A	Class C
Initial Sales Charge	Up to 5.75%	None
Contingent Deferred Sales Charge	None (except on redemptions of certain large purchases held for less than one year)	1.00% on redemptions within one year
Distribution and Service Fees	0.25%	1.00%
Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Class A due to higher annual expenses
Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for short-term investors

Sales Charges

The sales charge information in this section of the Prospectus can also be accessed, free of charge, on the Fund’s website, www.oldmutualcapital.com.

Class A Shares

A sales charge may be imposed on the purchase of Class A shares of the Fund (initial sales charge). You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term Public Offering Price used below includes the Fund’s NAV per share plus any applicable initial sales charge.

Class A shares of the Fund are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of less than $1 million.

	Investor’s Initial Sales Charge
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested
Less than $100,000	5.75%	6.10%
$100,000 but less than $250,000	4.50%	4.71%
$250,000 but less than $500,000	3.25%	3.36%
$500,000 but less than $1,000,000	2.00%	2.05%
$1,000,000 and over	0%	0%

Certain investors may be eligible to purchase Class A shares at NAV and not pay an initial sales charge. Other investors may be eligible for a reduced initial sales charge on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares. The SAI contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.

Class A Purchases Not Subject to Initial Sales Charges

You will not pay initial sales charges:

•

on purchases of $1 million or more Class A shares of the Fund. However, redemptions of Class A shares of the Fund purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase. See “Class A Purchases Subject to Contingent Deferred Sales Charge” below.

•	on additional purchases of one or more series funds of the Trust that result in account balances of Class A shares of $1 million or more.
•	on shares purchased by reinvesting dividends and distributions.
•

when exchanging shares among the series funds of the Trust with the same or higher initial sales charges (see the section of this Prospectus entitled “Your Investment - General Policies” for more information on exchanges between series funds of the Trust).

•

when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the SAI for more information on the reinstatement privilege.

•	when a merger, consolidation, or acquisition of assets of the Fund occurs.
•	if you are the Advisor, an affiliated company of the Advisor, or Sub-Advisor and you purchase your shares directly through Old Mutual Investment Partners (the “Distributor”).
•

if (i) you are a current or retired trustee, officer, or employee (each such person referred to hereinafter as an “Employee”) of (a) the Advisor, (b) the Sub-Advisor, or (c) affiliates of the Advisor, Sub-Advisor, or of other mutual funds which are advised by the Advisor or Sub-Advisor, or the immediate family member of such persons (including spouse and children), or any trust established exclusively for the benefit of an Employee or an Employee’s immediate family member; (ii) you opened your account while you or your immediate family member was an Employee; and (iii) you purchased your shares directly through the Distributor.

•	if you are an employee benefit plan established for employees of the Advisor or its affiliates.
•	if you are a discretionary advised client of the Advisor, Sub-Advisor, or their affiliates.
•

if you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the Fund) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at NAV are permitted by the policies of, and are made through, such person’s employer.

•	if you are a financial institution trust department with an aggregate initial investment of up to $1 million in the series funds of the Trust.
•

if you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor, or a clearing agent that has an agreement with the Distributor, with respect to its use of the Fund in connection with such services.

•

if you are a pension, profit-sharing, or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the “Code”) or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. See the SAI for applicable restrictions. Participants in such plans that establish one or more separate accounts with the Fund may include, for purposes of determining any applicable reduction of initial sales charges, only the participants’ individual investments in the plans.

•

if you are an individual or entity with a substantial business relationship with the Trust or the Advisor, as determined by a Vice President or more senior officer of the Trust or the Advisor, and you purchase your shares directly through the Distributor.

Class A Purchases Eligible for Reductions of Initial Sales Charges

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor or the Distributor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Trust may request account statements if it is unable to verify your account information.

Rights of Accumulation. Purchases of new Class A shares may be combined with Class A shares that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares that you own. See the SAI for more information on Rights of Accumulation.

Letters of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Fund during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the SAI for more information on LOIs.

Concurrent Purchases. You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more series funds of the Trust to determine your Class A sales charge.

Purchasers Qualifying for Reductions in Initial Sales Charges

Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals

•	an individual, his or her spouse, or children residing in the same household;
•	any trust established exclusively for the benefit of an individual;

Trustees and Fiduciaries

•	a trustee or fiduciary purchasing for a single trust, estate, or fiduciary account; and

Other Groups

•

any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more of the series funds of the Trust, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Class A shares of the series funds of the Trust held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other Financial Intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as described in this Prospectus.

Class A Purchases Subject to Contingent Deferred Sales Charges

A CDSC will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase. This charge will be based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1.00% of all purchases of $1 million or more. In determining whether a CDSC is payable, and the amount of any such charge, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

Class A Purchases Not Subject to Contingent Deferred Sales Charges

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

•

where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer.

•

managed account (wrap) programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor, or a clearing agent that has an agreement with the Distributor, with respect to their use of the Fund in connection with such services.

•

on purchases subject to the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. The reinstatement privilege applies to all types of accounts (i.e., regular accounts, retirement accounts, etc.) but new purchases must be in the same type of account as the previous purchases to be eligible for such privilege. See the SAI for more information on the redemption privilege.

•	on purchases made in connection with a merger, consolidation, or acquisition of assets of the Fund.

Class C Shares

Class C shares are not subject to an initial sales charge but may be sold with a CDSC. The overall cost per share of investing in Class C shares in amounts greater than $1 million is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor’s order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of the series funds of the Trust in all of the investor’s related accounts exceeds $1 million. For purposes of this policy, “related accounts” refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described under “Purchasers Qualifying for Reductions in Initial Sales Charges.” In no event will the Trust honor an order to purchase more than $1 million of Class C shares of the Fund.

Class C Purchases Not Subject to Contingent Deferred Sales Charges

Certain investors may be eligible to redeem Class C shares without paying a CDSC. You will not pay a CDSC:

•	if you redeem shares acquired through reinvestment of dividends and distributions.
•	on increases in the NAV of your shares.
•	on redemptions pursuant to a systematic withdrawal plan, provided that the amounts withdrawn do not exceed 10.00% of the value of your shares in any twelve-month period.
•

when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the SAI for more information on the redemption privilege.

•	upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant).
•

upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician’s certification of such disability and such certification is acceptable in form and substance to the Trust). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if the individual is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

•	on required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.
•	on total or partial redemptions where the investor’s dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him.
•	on the liquidation of a shareholder’s account by the Trust for failure to maintain the required minimum account balance.

The SAI provides additional information regarding purchasing or redeeming Class A or Class C Shares at reduced or without sales charges. Consult the SAI for details.

Computing a Contingent Deferred Sales Charge

The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

Buying Shares

You may purchase Class A and Class C shares of the Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to the Fund’s public offering price. Purchases of shares of the Fund may be made on any day on which the New York Stock Exchange is open for business. For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Fund. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Fund so that you may receive the same day’s NAV. The price per share you will pay to invest in the Fund is its NAV per share next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.

Concepts to Understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, individuals should call toll-free 888.744.5050 or a tax professional and investment professionals should call toll-free 888.772.2888 or a tax professional.

Minimum Investments *	Initial	Additional
Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer to Minor Accounts	$500	no minimum
IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans (“SIP”)-I [1]	$500	$25
SIP-II [2]	None	$50

_________________________

*	The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

1	If a SIP-I is established, the minimum initial investment for the Fund is $500 along with a monthly systematic investment of $25 or more. A SIP-I may be established on any type of account.

2	An investor may establish a SIP-II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP-II may be established on any type of account.

Selling Shares

You may sell your shares of the Fund by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Fund’s transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at the Fund’s next calculated NAV per share. The redemption price will be reduced by any applicable CDSC. The Fund generally sends payment for your shares the business day after your order is received in good order. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to 7 days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

General Policies

•

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Fund is required by federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. The Fund reserves the right to close your account or take such other action deemed appropriate if it is unable to verify your identity.

•	The Fund may reject purchase orders.
•	The Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1.00% of the aggregate NAV of the Fund in any 90-day period.
•

When placing a purchase, sale, or exchange order through an authorized representative, it is the representative’s responsibility to promptly transmit your order to the Fund’s transfer agent so that you may receive that same day’s NAV per share.

•

SEI Trust Company, the custodian for IRAs and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

•

Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below $1,000. This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, or Systematic Investment Plans. The Fund will provide 60 days’ prior notice of the imposition of this fee. The Fund will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.

•

For non-retirement accounts, if the value of your investment in the Fund falls below $500, we may redeem your shares and mail the proceeds to you. You will be provided 60 days’ prior notice of such redemption. Your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

•	Asset allocation programs set up in networked accounts, which have been pre-approved by the Fund, will not be subject to the minimum account balances as described above.
•	To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the Fund. Call your broker-dealer or financial advisor if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your broker-dealer or financial advisor.

Exchanges Between the Series Funds of the Trust

You may exchange some or all shares of a particular class of a series fund of the Trust for the same class of another series fund of the Trust that offer such class of shares. Generally, you will not pay an initial sales charge when you exchange Class A shares of two or more series funds of the Trust. However, if you exchange into one of the series funds of the Trust whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.

If a shareholder exceeds four exchanges out of any of the series funds of the Trust per calendar year, or if the Fund, the Advisor, or one of their agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive, the determining party or the Fund may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption/exchange fee. See the section in this Prospectus entitled “Your Investment - Policy Regarding Short-Term or Excessive Trading” for details of the Trust’s trading guidelines and redemption/exchange fee.

Exchanges with the SSgA Prime Money Market Fund

Clients of certain broker-dealers and financial institutions that have entered into an agreement with the Distributor may exchange Fund shares for shares of SSgA Prime Money Market Fund, Class T shares (“SSgA Money Market Fund”), a portfolio of the SSgA Funds. The SSgA Funds is an open-end management investment company (commonly known as a mutual fund) with multiple portfolios advised by SSgA Funds Management, Inc., Two International Place, Boston, Massachusetts 02110. SSgA Funds Management, Inc., is an affiliate of State Street Bank and Trust Company, and is not affiliated with the Trust, the Advisor, the Sub-Advisor, or the Distributor.

To offset the administrative costs of establishing and maintaining accounts for Fund shareholders who exchange Fund shares for Class T shares of the SSgA Money Market Fund, SSgA Funds Management, Inc. pays the Distributor a fee at the annual rate of 0.50% of the average daily net assets of Class T shares of the SSgA Money Market Fund that represent exchanges from Fund shares.

Prior to making such an exchange, you should obtain and carefully read the prospectus for the SSgA Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Fund, the Advisor, or the Distributor with respect to an investment in the SSgA Money Market Fund. If you are interested in taking advantage of this exchange option, you should contact your broker-dealer or other financial institution at which you maintain an account to receive a SSgA Money Market Fund prospectus and other account opening information. You should review the prospectus carefully before making an investment in the SSgA Money Market Fund. An exchange of Fund shares for shares of the SSgA Money Market Fund may have tax consequences.

The SSgA Money Market Fund’s investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity, and to maintain a stable $1.00 per share NAV by investing in dollar-denominated securities.

Investment in the SSgA Money Market Fund is neither insured nor guaranteed by the U.S. Government. There is no assurance that the SSgA Money Market Fund will maintain a stable NAV of $1.00 per share.

Sales Charges

Shareholders will not pay an initial sales charge when they exchange Class A shares of the Fund for Class T shares of the SSgA Money Market Fund.

Distribution Arrangements

An exchange from the Fund for Class T shares of the SSgA Money Market Fund is a redemption from the Fund and a purchase of the SSgA Money Market Fund. Accordingly, the Distributor will not pay any distribution fees or shareholder service fees to third party Financial Intermediaries under the Trust’s Distribution Plan or Service Plan on Fund shares exchanged for shares of the SSgA Money Market Fund. Further, the Distributor will generally not re-allow to brokers of record or other Financial Intermediaries any distribution fees and/or shareholder servicing fees received by the Distributor from the SSgA Money Market Fund or its affiliates.

Systematic Withdrawal Plan

Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

•	Consult your broker, dealer, or financial intermediary regarding how to establish this feature.

Note: You must maintain a minimum account balance of $5,000 or more.

Distribution and Taxes

The Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains, if available. Net investment income and distributions from capital gains are paid annually. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or Automated Clearing House transfer.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and long-term capital gains are taxable to individuals and other non-corporate taxpayers at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of shares of the Fund, including pursuant to a systematic withdrawal plan, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (i) short-term capital gains will apply if you sell or exchange shares of the Fund within one year after buying them; and (ii) long-term capital gains will apply to shares of the Fund sold or exchanged after one year. The table below describes the tax rates for each.

Taxes on Transactions

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Tax Rates Applicable to Sales, Exchanges, and Distributions

to Individuals and Other Non-Corporate Shareholders

TYPE OF INCOME	TAX RATE FOR 15% BRACKET AND LOWER	TAX RATE FOR BRACKETS HIGHER THAN 15%
Dividends Generally	Ordinary income rate	Ordinary income rate
Qualified Dividends	5%	15%
Short-term Capital Gains	Ordinary income rate	Ordinary income rate
Long-term Capital Gains	5%	15%

Distribution Arrangements

The Trust, on behalf of Class A and Class C shares of the Fund, has adopted Distribution Plans and a Service Plan pursuant to which the Fund pays distribution fees to the Distributor, Old Mutual Investment Partners, and service fees to the Distributor, brokers, dealers, or other Financial Intermediaries. Currently, Class A shares are not authorized to pay distribution fees but may be subject to such fees in the future. Distribution fees are paid for the sale and distribution of Class A and Class C shares. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders’ accounts. All or a substantial portion of the distribution and service fees that are paid to the Distributor are re-allowed to the dealer of record or entity providing personal shareholder services. Because distribution and/or service fees are paid out of the Fund’s Class A and Class C assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See the “Fund Summary” and “Your Investment - Choosing a Share Class” sections of this Prospectus for details on the distribution and service fees.

Payments to Financial Intermediaries

The Financial Intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the “Your Investment - Choosing a Share Class” section of this Prospectus.

Payments by the Distributor, Old Mutual Capital, or their Affiliates

The Distributor or one or more of its affiliates may, from time to time, make payments from its own resources to Financial Intermediaries. These “revenue sharing” payments may be made in exchange for certain services provided by the Financial Intermediary, such as placing the Trust and the Fund on the Financial Intermediary’s sales system, placing the Trust and the Fund on the Financial Intermediary’s preferred or recommended list, and/or for marketing support. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the Financial Intermediary, placement on sales lists, and access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the Financial Intermediary.

Old Mutual Capital or its affiliates may pay Financial Intermediaries for administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to the Trust and the Fund, delivering proxy statements, annual reports, updated prospectuses, and other communications, and other recordkeeping services relating to investments in the Fund.

From time to time, the Distributor or its affiliates may also pay “networking fees” to broker-dealers who process Fund transactions through an automated mutual fund clearinghouse, which reduces the Trust’s costs in processing shareholder transactions. These networking fees compensate the broker for its expenses in processing transactions through the clearinghouse.

Financial Intermediaries may be compensated differently depending on the nature and extent of the services they provide. Financial Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor or its affiliates may also make non-service, revenue sharing payments to Financial Intermediaries at an annual rate specified in writing by the Distributor or its affiliates. These payments generally represent a percentage of a Financial Intermediary’s sales and/or the value of Fund shares within a Financial Intermediary’s client accounts. In addition, Financial Intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust’s logo.

The Distributor is motivated to make revenue sharing payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the Financial Intermediary. Old Mutual Capital and the Sub-Advisor may also benefit from the Distributor’s activity through increased advisory fees resulting from additional assets acquired through sale of Fund shares through such Financial Intermediaries.

Payments by the Fund

Like Old Mutual Capital and its affiliates, the Fund may, from time to time, make payments to Financial Intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, the Fund may also pay networking fees to brokers, up to certain limits.

You can find further details in the SAI about the payments made to Financial Intermediaries. You can also speak to your Financial Intermediary for more information about the payments made by the Distributor, Old Mutual Capital, their affiliates, or the Fund to such Financial Intermediary. In certain cases, the payments could be significant and may cause a conflict of interest for your Financial Intermediary.

FINANCIAL HIGHLIGHTS

The financial highlights table below describes the performance of Class A and Class C shares for the period ended December 31, 2005. The total returns in the table represent the rate that an investor would have earned on an investment assuming all dividends and distributions were reinvested. Certain information contained in the table reflects the financial results for a single share. The financial information has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund's annual report to shareholders for the period ended December 31, 2005, which is available upon request. On December 9, 2005, the Fund acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund (the “Predecessor Fund”), a series of The Advisors’ Inner Circle Fund. The operations of the Fund prior to the acquisition were those of the Predecessor Fund.

	Class A Period Ended December 31, 2005 [1]	Class C Period Ended December 31, 2005 [1]
Net Asset Value, Beginning of Period	$12.30	$12.30

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.05 *	(0.01) *
Net Realized and Unrealized Gain	1.09 *	1.09 *
Total from Investment Operations	1.14	1.08

Dividends and Distributions:
Net Investment Income	(0.27)	(0.24)
Net Realized Gain	(0.33)	(0.33)
Total Dividends and Distributions	(0.60)	(0.57)

Net Asset Value, End of Period	$12.84	$12.81

Total Return †	9.27%	8.78%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$129,960	$86,752
Ratio of Expenses to Average Net Assets ** (including Dividend Expense)	1.85%	2.50%
Ratio of Expenses to Average Net Assets ** (excluding Dividend Expense)	1.44%	2.15%
Ratio of Expenses to Average Net Assets (excluding Waivers and Fees Paid Indirectly, including Dividend Expense)	1.91%	2.57%
Ratio of Expenses to Average Net Assets (excluding Fees Paid Indirectly, including Dividend Expense)	1.86%	2.51%
Ratio of Net Investment Income to Average Net Assets	0.64%	(0.09)%
Portfolio Turnover Rate †	81%	81%

*	Per share amounts for the year are calculated based on average outstanding shares.

**	Includes expense offset for fees paid indirectly.

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Advisor during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[1]	Commenced operations on March 31, 2005. All Ratios for the period have been annualized.

For More Information

For investors who want more information about the Fund, the following documents are available, without charge, upon request:

Statement of Additional Information (SAI)

Additional information about the Fund is included in the SAI, which is incorporated into this Prospectus by reference.

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance.

The SAI and annual/semi-annual reports are available on the Fund’s website at www.oldmutualcapital.com. You may also contact your broker, dealer, or financial advisor or call the Fund toll-free at 888.744.5050 to request the SAI, annual/semi-annual reports, or other information about the Fund, and to make shareholder inquiries.

Reports and other information about Old Mutual Advisor Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202.551.8090. Reports and other information about Old Mutual Advisor Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

ADVISOR

Old Mutual Capital, Inc.

4643 South Ulster Street, Suite 600

Denver, CO 80237

SUB-ADVISOR

Analytic Investors, Inc.

500 South Grand Avenue, 23rd Floor

Los Angeles, CA 90071

DISTRIBUTOR

Old Mutual Investment Partners

4643 South Ulster Street, Suite 600

Denver, CO 80237

Website: www.oldmutualcapital.com

Shareholder Services: 888.744.5050

Investment Professionals: 888.772.2888

SEC FILE NUMBER 811-21587

OMAF-ADEF-PRO 05/06

D-06-260 05/2006

PRIVACY NOTICE

Old Mutual Advisor Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Occasionally, we may disclose this information to companies that perform services for Old Mutual Advisor Funds, such as other financial institutions with whom we have joint marketing agreements, or to Old Mutual Advisor Funds’ proxy solicitors. These companies may only use this information in connection with the services they provide to Old Mutual Advisor Funds, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to “opt out” if you did not want information to be released.

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.

THIS PAGE IS NOT PART OF THE PROSPECTUS